Exhibit 99.1
Hercules Offshore
Monthly Rig Fleet Status Report
as of
February 19, 2009

					Contract (2)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
Domestic Offshore

1	Hercules 120	120’ — MC, TD	GOM	Chevron	51–53	40	03/31/09
2	Hercules 150	150’ —ILC, TD	GOM	Shipyard			03/15/09	Planned survey
3	Hercules 152	150’ — MC, TD	GOM	Black Pool	64–66	6	02/25/09
4	Hercules 173	173’ — MC, TD	GOM	Chevron	51–53	40	03/31/09
5	Hercules 200	200’ — MC, TD	GOM	Ready Stacked
6	Hercules 201	200’ — MC, TD	GOM	Devon	84–86	8	02/27/09
7	Hercules 202	200’ — MC, TD	GOM	Apache	49–51	28	03/19/09	Special survey planned for approximately 14 days starting in June 2009
8	Hercules 203	200’ — MC, TD	GOM	Energy XXI	81–83	55	04/15/09	Special survey planned for approximately 21 days in July 2009
9	Hercules 204	200’ — MC, TD	GOM	LLOG	72–74	7	02/26/09
				LLOG	74–76	90	05/27/09
10	Hercules 250	250’ — MS, TD	GOM	Hunt Oil	79–81	9	02/28/09	Special completion rate of $65k per day applies if rig is used for completion activities
				Hunt Oil	84–86	34	04/03/09
11	Hercules 251	250’ — MS, TD	GOM	Shipyard				Special survey planned for approximately 120 days starting in February 2009
12	Hercules 252	250’ — MS, TD	GOM	Ready Stacked
13	Hercules 253	250’ — MS, TD	GOM	Shipyard			03/24/09	Repairs
				Tana	64–66	182	09/22/09
14	Hercules 257	250’ — MS, TD	GOM	Black Elk	74–76	16	03/07/09
				Tana	74–76	33	04/09/09
				Tana	64–66	91	07/09/09
15	Hercules 350	350’ — ILC, TD	GOM	Ready Stacked
					Average	43 days

16	Hercules 75	Submersible, TD	GOM	Cold Stacked 01/09
17	Hercules 77	Submersible, TD	GOM	Cold Stacked 01/09
18	Hercules 78	Submersible, TD	GOM	Cold Stacked 01/09
19	Hercules 85	85’ — ILS, TD	GOM	Cold Stacked 01/09
20	Hercules 101	100’ — MC, TD	GOM	Cold Stacked 01/09
21	Hercules 153	150’ — MC, TD	GOM	Cold Stacked 01/09
22	Hercules 207	200’ — MC, TD	GOM	Cold Stacked 01/09
23	Hercules 211	200’ — MC Workover	GOM	Cold Stacked 01/09				Special survey planned for approximately 30 days starting in October 2009

Hercules Offshore
Monthly Rig Fleet Status Report
as of
February 19, 2009

					Contract (2)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
International Offshore
1	Hercules 170	170’ — ILC	Qatar	Occidental Petroleum	104–106	131	06/30/09	Shipyard time at zero dayrate for 20 days in January
2	Hercules 156	150’ — ILC, TD	Cameroon & Gabon	ADDAX	149–151	—	02/19/09	Negotiating early termination of contract
3	Hercules 185	120’ — ILC, TD	Namibia/Angola	Shipyard			04/15/09	Maintenance and upgrades including a 30’ leg extension
				Angola Drilling Company Ltd	149-151	539	10/06/10
4	Hercules 205	200’ — MC, TD	Mexico	PEMEX	99–101	250	10/27/09	Dayrate adjusts every 90 days to published GOM index for 200’ Mat Cantilever + $20,000. Next rate adjustment on 4/28/09
5	Hercules 206	200’ — MC, TD	Mexico	PEMEX	111–113	123	06/22/09
6	Platform 3	Platform, TD	Mexico	PEMEX	51–53	13	03/04/09
7	Hercules 258	250’ — MS	India	ONGC	109–111	835	06/04/11
8	Hercules 260	250’ — ILC	India	ONGC	142–144	769	03/30/11
9	Hercules 208	200’ — MC	Malaysia	Murphy	109–111	918	08/26/11
10	Hercules 261	250’ — ILC	Saudi Arabia	Saudi Aramco	67–69	28	03/19/09	Revised dayrate effective 12/24/08 through 3/19/09 reflects late delivery penalties; for accounting purposes, penalty will be amortized over remaining term of contract
					136–138	925	09/30/11
11	Hercules 262	250’ — ILC	Saudi Arabia	Saudi Aramco	63–65	96	05/26/09	Revised dayrate effective 1/27/09 through 5/26/09 reflects late delivery penalties; for accounting purposes, penalty will be amortized over remaining term of contract
					127–129	857	09/30/11
					Average	499 days

12	Hercules 110	100’ — MC, TD	Trinidad	Cold Stacked 08/08

Hercules Offshore
Monthly Rig Fleet Status Report
as of
February 19, 2009

					Contract (2)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
US Inland Barges

1	Hercules 09	Posted — 2000 hp, TD	US Inland Gulf Coast	Warm Stacked
2	Hercules 17	Posted — 3000 hp, TD	US Inland Gulf Coast	Warm Stacked
3	Hercules 29	Conv — 3000 hp, TD	US Inland Gulf Coast	JGC	32–34	13	03/04/09
4	Hercules 41	Posted — 3000 hp, TD	US Inland Gulf Coast	Ready Stacked
5	Hercules 48	Posted — 3000 hp, TD	US Inland Gulf Coast	Warm Stacked
6	Hercules 49	Posted — 3000 hp, TD	US Inland Gulf Coast	McMoRan	41–43	19	03/10/09
7	Hercules 55	Posted — 3000 hp, TD	US Inland Gulf Coast	McMoRan	45–47	19	03/10/09
8	Hercules 64	Posted — 3000 hp, TD	US Inland Gulf Coast	Warm Stacked
					Average	6 days

9	Hercules 01	Conv — 2000 hp	US Inland Gulf Coast	Cold Stacked 10/08
10	Hercules 11	Conv — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 02/09
11	Hercules 15	Conv — 2000 hp	US Inland Gulf Coast	Cold Stacked 12/08
12	Hercules 19	Conv — 1000 hp	US Inland Gulf Coast	Cold Stacked 01/09
13	Hercules 27	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
14	Hercules 28	Conv — 3000 hp	US Inland Gulf Coast	Cold Stacked 05/08
15	Hercules 46	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
16	Hercules 52	Posted — 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
17	Hercules 57	Posted — 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09

(1)	Rigs with a Customer named are under contract while rigs described as “Ready Stacked” are not under contract but generally are ready for service. Rigs described as “Warm Stacked” may have a reduced number of crew, but only require a full crew to be ready for service. Rigs described as “Cold Stacked” are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig. Rigs described as “Shipyard” are undergoing maintenance, repairs, or upgrades and may or may not be actively marketed depending on the length of stay in the shipyard.

(2)	Contract dayrates shown in the table above are contract operating dayrates and, in certain cases under our Inland Barge contracts, include revenue for other vessels and services provided by Delta Towing. These rates do not include lump sum amounts reimbursable from the client, bonuses that are considered revenue under generally accepted accounting principles, or revenue already included in other Hercules business segments.

(3)	Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

Hercules Offshore
Liftboat Fleet Status Report
for the month ended
January 31, 2009

Leg Length/		Actively	Revenue Per
Liftboat Class	Total Number	Marketed	Day Per	Operating
(Feet)	of Liftboats	Liftboats(1)	Liftboat(2)	Days	Utilization(3)	Comments
Gulf of Mexico
230	3	3	$23,503	60	65%	One vessel in drydock in February
190–215	5	5	15,202	62	40%	One vessel in drydock in January and two vessels in drydock in February
170	2	2	13,067	40	65%
140–150	6	6	10,516	115	62%	Two vessels in drydock in January and February
120–130	14	14	7,970	218	50%	Five vessels in drydock in January and three vessels in drydock in February
105	15	13	5,865	302	75%	Two vessels cold stacked in January and February; two vessels in drydock in January and February

Sub-total/Average	45	43	$9,527	797	60%

International
260	1	—	—	—	0%	Whale Shark is in a shipyard in the UAE undergoing regulatory and other modifications and repairs and is expected to re-enter service in early 2Q 2009
170–215	4	4	$33,285	71	57%
140–150	4	4	15,288	124	100%
120–130	7	7	10,738	105	48%	One vessel in drydock
105	4	4	16,290	31	25%

Sub-total/Average	20	19	$17,799	331	56%

Total/Average	65	62	$11,955	1,128	59%

Note:

(1)	Actively marketed liftboats excludes two GOM cold-stacked 105’ class liftboats and one 260’ class liftboat in the shipyard in UAE.

(2)	Includes reimbursables.

(3)	Utilization is defined as the total number of operating days in the period as a percentage of the total number of calendar days in the period our liftboats were actively marketed.

The information herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning estimated contract expiration dates, dayrates, estimated dates for completion of repairs and upgrades and commencement dates of new contracts. Such statements are subject to a number of risks, uncertainties and assumptions, including, without limitation, early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts earlier than expected, operational difficulties, shipyard and other delays and other factors described in Hercules’ annual report on Form 10-K and its most recent periodic reports and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC’s website at www.sec.gov or the company’s website at www.herculesoffshore.com. Hercules cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.